Exhibit 3.3

State of California Secretary of State

I, DEBRA BOWEN, Secretary of State of the State of California, hereby certify:

That the attached transcript of 1 page(s) was prepared by and in this office from the record on file, of which it purports to be a copy, and that it is full, true and correct.

LLC-1	File #	200729610091
LIMITED LIABILITY COMPANY ARTICLES OF ORGANIZATION
A $70.00 filing fee must accompany this form.
IMPORTANT Read instructions before completing this form.		This Space Is For Filling Use Only
ENTITY NAME (End the name with the words "Limited Liability Company," or the abbreviations "LLC' or "L.LC." The words "Limited" and "Company"may be abbreviated to "Ltd." and "Co.," respectively.)
1. NAME OF LIMITED LIABILITY COMPANY
H.D.D LLC
PURPOSE (The following statement is required by statute and should not be altered.)
2.     THE PURPOSE OF THE LIMITED LIABILITY COMPANY IS TO ENGAGE IN ANY LAWFUL ACT OR ACTIVITY FOR WHICH A LIMITED LIABILITY COMPANY MAY BE ORGANIZED UNDER THE BEVERLY-KILLEA LIMITED LIABILITY COMPANY ACT.

INITIAL AGENT FOR SERVICE OF PROCESS (if the agent is an Individual, the agent must reside in California and both Items 3 and 4 must be completed. If the agent is a corporation, the agent must have on file with the California Secretary of State a certificate pursuant to Corporations Code section 1505 and Item 3 must be completed (leave Item 4 blank).

3. NAME OF INITIAL AGENT FOR SERVICE OF PROCESS
MARK DE MEULENAERE
4. IF AN INDIVIDUAL, ADDRESS OF INITIAL AGENT FOR SERVICE OF PROCESS IN CALIFORNIA CITY STATE ZIP CODE
6 HIGHLAND DR. UKIAH CA 95482
MANAGEMENT (Check only one)
5. THE LIMITED LIABILITY COMPANY WILL BE MANAGED BY:
☐ ONE MANAGER
☐ MORE THAN ONE MANAGER
☒ ALL LIMITED LIABILITY COMPANY MEMBER(S)
ADDITIONAL INFORMATION
6. ADDITIONAL INFORMATION SET FORTH ON THE ATTACHED PAGES, IF ANY, IS INCORPORATED HEREIN BY THIS REFERENCE AND MADE A PART OF THIS CERTIFICATE
EXECUTION
7. I DECLARE I AM THE PERSON WHO EXECUTED THIS INSTRUMENT, WHICH EXECUTION IS MY ACT AND DEED.

10/23/07	/s/ Mark De Meulenaere
Date	SIGNATURE OF ORGANIZER

MARK DE MEULENAERE
TYPE OR PRINT NAME OF ORGANIZER

LLC-1 (REV 04/2007)	APPROVED BY SECRETARY OF STATE